INTERNATIONAL BRANDS MANAGEMENT GROUP LTD.

_____________, 2008

DC Management Group LLC

25 East 22nd Street

New York, NY 10010

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of International Brands Management Group Ltd. (the “Company”) and continuing until the earlier of the consummation by the Company of a “Business Combination” or the Company’s liquidation (as described in the Company’s IPO prospectus) (the “Termination Date”), DC Management Group LLC shall make available to the Company certain office and administrative services as may be required by the Company from time to time, situated at 25 East 22nd Street, New York, NY 10010. In exchange therefor, the Company shall pay DC Management Group LLC the sum of $10,000 on the Effective Date and the first day of each month thereafter until the Termination Date.

Very truly yours,

INTERNATIONAL BRANDS MANAGEMENT GROUP LTD.

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

DC MANAGEMENT GROUP LLC

By:
Name:
Title: